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                                                                   EXHIBIT 10.60

THIS AMENDED AND RESTATED GUARANTY IS SUBORDINATED TO THE GUARANTY DATED AS OF APRIL 26, 1999 EXECUTED BY EACH OF THE UNDERSIGNED IN FAVOR OF BANK BOSTON, N.A.
 (n/k/a FLEET NATIONAL BANK), AS AGENT ("AGENT"), AND CERTAIN OTHER FINANCIAL
  INSTITUTIONS PARTY TO THAT CERTAIN REVOLVING CREDIT AND TERM LOAN AGREEMENT DATED AS OF APRIL 26, 1999 BY AND AMONG CHART HOUSE ENTERPRISES, INC., CHART HOUSE, INC., AGENT, AND SUCH FINANCIAL INSTITUTIONS, PURSUANT TO THAT CERTAIN
AMENDED AND RESTATED SUBORDINATION AGREEMENT OF EVEN DATE HEREWITH EXECUTED BY
 AGENT, CHART HOUSE INC., CHART HOUSE ENTERPRISES INC., THE UNDERSIGNED, AND
                        EGI-FUND (01) INVESTORS, L.L.C.




                         AMENDED AND RESTATED GUARANTY
                         -----------------------------

     AMENDED AND RESTATED GUARANTY (this "Guaranty"), dated as of February 20, 2001, by CHART HOUSE ENTERPRISES OF IDAHO, INC., an Idaho corporation, CHART HOUSE ENTERPRISES OF PUERTO RICO, INC., a Louisiana corporation, CHART HOUSE OF ANNAPOLIS, INC., a Delaware corporation, CHART HOUSE OF MARYLAND, INC., a Delaware corporation, CHART HOUSE ACQUISITION, INC., a Delaware corporation, BIG WAVE, INC., a Delaware corporation, CORK `N CLEAVER, INC., a Delaware corporation, and ANALOS COMPANY, a Delaware corporation, WEST 52/ND/ STREET, INC., a Delaware corporation, CHART HOUSE ACQUISITION OF NEVADA, INC., a Delaware corporation, and CHART HOUSE ACQUISITION OF MARYLAND, INC., a Delaware corporation (collectively the "Guarantors"), in favor of EGI-FUND (01) INVESTORS, L.L.C., a Delaware limited liability company ("Lender").

     WHEREAS, Chart House Enterprises, Inc. ("Parent") and Chart House, Inc. (the "Company") and the Guarantors are members of a group of related corporations, the success of any one of which is dependent in part on the success of the other members of such group;

     WHEREAS, each of the Guarantors expects to receive substantial direct and indirect benefits from the extensions of credit to the Company by Lender pursuant to that certain Amended and Restated Subordinated Promissory Note and Guaranty of even date herewith (as amended from time to time, the "Note") executed by Parent and the Company in favor of Lender, and pursuant to which Lender may make available to the Company a loan (the "Loan") to the Company in the maximum aggregate principal amount of $11,000,000 (which benefits are hereby acknowledged);

     WHEREAS, it is a condition precedent to Lender's accepting the Note from the Company that each of the Guarantors execute and deliver to Lender this guaranty; and

     WHEREAS, each of the Guarantors wishes to guaranty the Company's obligations to Lender under or in respect of the Loan and the Note as provided herein;

     NOW, THEREFORE, each of the Guarantors hereby agrees with Lender as follows:

     1. Definitions.  The term "Obligations" and all other capitalized terms
        ------------
used herein without definition shall have the respective meanings provided therefor in the Note.

     2. Guaranty of Payment and Performance.  Each of the Guarantors hereby
        -----------------------------------
guarantees to Lender the full and punctual payment when due (whether at stated maturity, by required pre-payment, by acceleration or otherwise), as well as the performance, of all of the Obligations including all such Obligations which would become due but for the operation of the automatic stay pursuant to
(S)362(a) of
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the Federal Bankruptcy Code and the operation of (S)(S)502(b) and 506(b) of the
Federal Bankruptcy Code. This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of all of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that Lender first attempt to collect any of the Obligations from the Company or resort to any collateral security or other means of obtaining payment. Should the Company default in the payment or performance of any of the Obligations, the joint and several obligations of each of the Guarantors hereunder with respect to such Obligations in default shall, upon demand by Lender, become immediately due and payable, without demand or notice of any nature, all of which are expressly waived by the Guarantors. Payments by each of the Guarantors hereunder may be required by Lender on any number of occasions. All payments by such Guarantors hereunder shall be made to Lender, in the manner and at the place of payment specified therefor in the Note.

     3. Guarantors' Agreement to Pay Enforcement Costs, etc.  Each of the
        ---------------------------------------------------
Guarantors further jointly and severally agrees, as the principal obligor and not as a guarantor only, to pay to Lender, on demand, all costs and expenses (including court costs and reasonable legal expenses) incurred or expended by Lender in connection with the Obligations, this Guaranty and the enforcement thereof, together with interest on amounts recoverable under this (S)3 from the time when such amounts become due until payment, whether before or after judgment, at the rate of interest set forth in the Note, provided that if such
                                                         --------
interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

     4. Waivers by Guarantors; Lender's Freedom to Act.  Each of the Guarantors
        ----------------------------------------------
agrees that the Obligations will be paid and performed strictly in accordance with their respective terms, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Lender with respect thereto. Each of the Guarantors waives promptness, diligences, presentment, demand, protest, notice of acceptance, notice of any Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of the Company or any other entity or other person primarily or secondarily liable with respect to any of the Obligations, and all suretyship defenses generally. Without limiting the generality of the foregoing, each of the Guarantors agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with any Obligation and agrees that the obligations of each of the Guarantors hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of Lender to assert any claim or demand or to enforce any right or remedy against the Company or any other entity or other person primarily or secondarily liable with respect to any of the Obligations; (ii) any extensions, compromise, refinancing, consolidation or renewals of any Obligation; (iii) any change in the time, place or manner of payment of any of the Obligations or any rescissions, waivers, compromise, refinancing, consolidation or other amendments or modifications of any of the terms or provisions of the Note or any other agreement evidencing, securing or otherwise executed in connection with any of the Obligations made in accordance with the terms thereof; (iv) the addition, substitution or release of any entity or other person primarily or secondarily liable for any Obligation; or (v) any other act or omission which might in any manner or to any extent vary the risk of such Guarantor or otherwise operate as a release or discharge of such Guarantor, all of which may be done without notice to the Guarantor.

     5. Unenforceability of Obligations Against Company. If for any reason the
        -----------------------------------------------
Company has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from the Company by reason of the Company's insolvency, bankruptcy or reorganization or by other operation of law or for any other reason, this Guaranty shall nevertheless be binding on each of the Guarantors to the same extent as if such Guarantor at all times had been the principal obligor on all such Obligations. In the event that acceleration of the time for payment of any of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Company, or

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for any other reason, all such amounts otherwise subject to acceleration under the terms of the Note or any other agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by such Guarantor.

     6. Subrogation; Subordination.
        --------------------------

          6.1. Waiver of Rights Against Company.  Until the final payment and
               --------------------------------
    performance in full of all of the Obligations, none of the Guarantors shall exercise and each of the Guarantors hereby waives any rights against the Company arising as a result of payment by such Guarantor hereunder, by way of subrogation, reimbursement, restitution, contribution or otherwise, and will not prove any claim in competition with Lender in respect of any payment hereunder in any bankruptcy, insolvency or reorganization case or proceedings of any nature; none of the Guarantors will claim any setoff, recoupment or counterclaim against the Company in respect of any liability of such Guarantor to the Company.

          6.2. Subordination. The payment of any amounts due with respect to any
               -------------
    indebtedness of the Company for money borrowed or credit received now or hereafter owed to each of the Guarantors is hereby subordinated to the prior payment in full of all of the Obligations. Each of the Guarantors agrees that, after the occurrence of any default in the payment or performance of any of the Obligations, such Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of the Company to such Guarantor until all of the Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, such Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness while any Obligations are still outstanding, such amounts shall be collected, enforced and received by such Guarantor as trustee for Lender and be paid over to Lender on account of the Obligations without affecting in any manner the liability of such Guarantor under the other provisions of this Guaranty.

          6.3. Provisions Supplemental.  The provisions of this (S)6 shall be
               ------------------------
    supplemental to and not in derogation of any rights and remedies of Lender under any separate subordination agreement which Lender may at any time and from time to time enter into with any of the Guarantors.

     7. Setoff.  Upon the occurrence and during the continuance of an Event of
        ------
Default, Lender is hereby authorized at any time and from time to time, without notice to the Guarantors (any such notice being expressly waived by each of the Guarantors) and to the fullest extent permitted by law, to set off and apply any and all sums credited by or due from Lender to any Guarantor against the obligations of such Guarantor under this Guaranty, whether or not Lender shall have made any demand under this Guaranty and although such obligations may be contingent or unmatured.

     8. Further Assurances.  Each of the Guarantors agrees that it will from
        ------------------
time to time, at the request of Lender, do all such things and execute all such documents as Lender may consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of Lender hereunder. Each of the Guarantors acknowledges and confirms that such Guarantor itself has established its own adequate means of obtaining from the Company on a continuing basis all information desired by such Guarantor concerning the financial condition of the Company and that such Guarantor will look to the Company and not to Lender in order for such Guarantor to keep adequately informed of changes in the Company's financial condition.

     9. Termination; Reinstatement.  This Guaranty shall remain in full force
        --------------------------
and effect until Lender is given written notice of any of the Guarantors' intention to discontinue this Guaranty, notwithstanding any intermediate or temporary payment or settlement of the whole or any part of the Obligations. No such

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notice shall be effective unless received and acknowledged by an officer of
Lender at the address of Lender for notices set forth in the Note. No such notice shall affect any rights of Lender hereunder, including without limitation the rights set forth in (S)(S)4 and 6, with respect to any Obligations incurred or accrued prior to the receipt of such notice or any Obligations incurred or accrued pursuant to any contract or commitment in existence prior to such receipt. This Guaranty shall continue to be effective or be reinstated, notwithstanding any such notice, if at any time any payment made or value received with respect to any Obligation is rescinded or must otherwise be returned by Lender upon the insolvency, bankruptcy or reorganization of the Company, or otherwise, all as though such payment had not been made or value received.

     10. Successors and Assigns.  This Guaranty shall be binding upon each of
         ----------------------
the Guarantors, its successors and assigns, and shall inure to the benefit of Lender and its successors, transferees and assigns. Without limiting the generality of the foregoing sentence, Lender may assign or otherwise transfer the Note or any other agreement or note held by it evidencing, securing or otherwise executed in connection with the Obligations, or sell participations in any interest therein, to any other entity or other person, and such other entity or other person shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to Lender herein. No Guarantor may assign any of its obligations hereunder.

     11. Amendments and Waivers.  No amendment or waiver of any provision of
         ----------------------
this Guaranty nor consent to any departure by any of the Guarantors therefrom shall be effective unless the same shall be in writing and signed by Lender. No failure on the part of Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

     12. Notices.  All notices and other communications called for hereunder
         -------
shall be made in writing and, unless otherwise specifically provided herein, shall be deemed to have been duly made or given when delivered by hand or mailed first class, postage prepaid, or, in the case of telegraphic or telexed notice, when transmitted, answer back received, addressed as follows: if to a Guarantor, at the address set forth beneath its signature hereto, and if to Lender, at the address for notices to Lender set forth in the Note, or at such address as either party may designate in writing to the other.

     13. Governing Law; Consent to Jurisdiction.  THIS GUARANTY SHALL BE
         --------------------------------------
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAWS OF CONFLICTS) OF THE STATE OF ILLINOIS. Each of the Guarantors agrees that any suit for the enforcement of this Guaranty may be brought in the courts of the State of Illinois or any federal court sitting therein and consents to the nonexclusive jurisdiction of such court and to service of process in any such suit being made upon the Guarantor by mail at the address specified by reference in (S)12. Each of the Guarantors hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court.

     14. Waiver of Jury Trial.  EACH OF THE GUARANTORS HEREBY WAIVES ITS RIGHT
         --------------------
TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS GUARANTY, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY OF SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, each of the Guarantors hereby waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each of the Guarantors (a) certifies that neither Lender nor any representative, agent or attorney of Lender has represented, expressly or otherwise, that Lender would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that, in accepting the Note from the Company and

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in making a loan evidenced by the Note, Lender is relying upon, among other things, the waivers and certifications contained in this (S)14.

     15. Miscellaneous.  This Guaranty constitutes the entire agreement of each
         -------------
of the Guarantors with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of or collateral security for any of the Obligations. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined. This Guaranty may be executed (a) in counterparts, each of which counterparts shall be an original, and all of which together shall constitute one instrument, and (b) by facsimile signature, and such facsimile signature shall be deemed to be an original instrument. This Guaranty amends and restates in its entirety that certain Guaranty dated as of January 30, 2001 executed by the undersigned in favor of Lender.

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     IN WITNESS WHEREOF, each of the Guarantors has caused this Guaranty to be executed and delivered as of the date first above written.

                              CHART HOUSE ENTERPRISES OF IDAHO, INC.

                              By:     _______________________________
                              Name:   _______________________________
                              Title:  _______________________________

                              Address:

                              640 N. LaSalle Street, Suite 295
                              Chicago, Illinois 60610

                              CHART HOUSE ENTERPRISES OF PUERTO RICO, INC.

                              By:     _______________________________
                              Name:   _______________________________
                              Title:  _______________________________

                              Address:

                              640 N. LaSalle Street, Suite 295
                              Chicago, Illinois 60610

                              CHART HOUSE OF MARYLAND, INC.

                              By:     _______________________________
                              Name:   _______________________________
                              Title:  _______________________________

                              Address:

                              640 N. LaSalle Street, Suite 295
                              Chicago, Illinois 60610

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                              CHART HOUSE OF ANNAPOLIS, INC.

                              By:     _______________________________
                              Name:   _______________________________
                              Title:  _______________________________

                              Address:

                              640 N. LaSalle Street, Suite 295 Chicago, Illinois 60610

                              CHART HOUSE ACQUISITION, INC.

                              By:     _______________________________
                              Name:   _______________________________
                              Title:  _______________________________

                              Address:

                              640 N. LaSalle Street, Suite 295 Chicago, Illinois 60610

                              BIG WAVE, INC.

                              By:     _______________________________
                              Name:   _______________________________
                              Title:  _______________________________

                              Address:

                              640 N. LaSalle Street, Suite 295 Chicago, Illinois 60610

                              CORK'N CLEAVER, INC.

                              By:     _______________________________
                              Name:   _______________________________
                              Title:  _______________________________

                              Address:

                              640 N. LaSalle Street, Suite 295 Chicago, Illinois 60610

                              ANALOS COMPANY

                              By:     _______________________________
                              Name:   _______________________________
                              Title:  _______________________________

                              Address:

                              640 N. LaSalle Street, Suite 295 Chicago, Illinois 60610

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

                              WEST 52/ND/ STREET, INC.

                              By:     _______________________________
                              Name:   _______________________________
                              Title:  _______________________________

                              Address:

                              640 N. LaSalle Street, Suite 295 Chicago, Illinois 60610

                              CHART HOUSE ACQUISITION OF NEVADA, INC.

                              By:     _______________________________
                              Name:   _______________________________
                              Title:  _______________________________

                              Address:

                              640 N. LaSalle Street, Suite 295 Chicago, Illinois 60610

                              CHART HOUSE ACQUISITION OF MARYLAND, INC.

                              By:     _______________________________
                              Name:   _______________________________
                              Title:  _______________________________

                              Address:

                              640 N. LaSalle Street, Suite 295 Chicago, Illinois 60610

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